UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2013, Rocky Mountain Chocolate Factory, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) at the DoubleTree Hotel, 501 Camino Del Rio, Durango, Colorado 81301. At the Annual Meeting, the Company’s shareholders approved an amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by an additional 300,000 shares, re-approve the material terms and provisions for performance-based awards to qualify for deductibility for federal income tax purposes, and make certain other changes in order for the Plan and any awards issued thereunder to comply with Section 409A of the Internal Revenue Code . The amendment and restatement of the Plan became effective immediately upon shareholder approval at the Annual Meeting.

The summary of the Plan included herein is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on August 8, 2013 in Durango, Colorado. At the close of business on June 17, 2013, the record date for the Annual Meeting, there were a total of 6,089,522 shares of Common Stock, par value $0.03 per share (the “Common Stock”), of the Company outstanding and entitled to vote. At the Annual Meeting, 5,398,167 shares, or 88.6% of the outstanding shares of Common Stock entitled to vote, were represented by proxy or in person and, therefore, a quorum was present at the Annual Meeting. The results of the matters submitted to a vote of the shareholders at the Annual Meeting were as follows:

Proposal 1 — Election of directors.

	Votes For	Votes Withheld	Broker Non-Votes
Franklin E. Crail	3,163,260	160,848	2,074,059
Lee N. Mortenson	3,139,365	184,743	2,074,059
Bryan J. Merryman	3,154,302	169,806	2,074,059
Gerald A. Kien	3,157,686	166,422	2,074,059
Clyde Wm. Engle	3,137,996	186,112	2,074,059
Scott G. Capdevielle	3,167,183	156,925	2,074,059

Proposal 2 — Ratification of the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,339,754	27,886	30,527	0

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,061,641	220,377	42,090	2,074,059

Proposal 4 — Advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,836,210	46,496	1,408,949	32,453	2,074,059

Proposal 5 — Approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,924,407	354,417	45,284	2,074,059

In response to the vote by the shareholders, the Company’s Board of Directors intends to hold future advisory votes to approve the compensation of the Company’s named executive officers every year until the next required shareholder advisory vote on the frequency of this item or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (As Amended and Restated).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: August 9, 2013	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating Officer,
Chief Financial Officer, Treasurer and Director

EXHIBIT INDEX

Exhibit No.	Description
10.1	Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (As Amended and Restated).